IVY VARIABLE INSURANCE PORTFOLIOS
Nomura VIP Smid Cap Core Series

(the “Series”)

Supplement to the Series’ Summary Prospectus, dated April 30, 2026

Effective immediately, the following replaces the section of the Series’ Summary Prospectus entitled “Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
David Reidinger	Managing Director, Head of US Core Equity	November 2021
Christopher Adams, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Michael Morris, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Christina Van Het Hoen, CFA	Executive Director, Portfolio Manager - US Core Equity	July 2024
Chad Bolen, CFA	Executive Director, Portfolio Manager - US Core Equity	March 2026
William Mitchell III	Executive Director, Portfolio Manager - US Core Equity	March 2026
Eric Li Cheung	Executive Director, Portfolio Manager - US Core Equity	September 2026

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Series.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in, or redemption from, a Series or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.
This Supplement is dated September 2, 2026.